Exhibit 10.3


                       ASSIGNMENT OF CERTIFICATE OF DEPOSIT


        This ASSIGNMENT OF CERTIFICATE OF DEPOSIT (this "Assignment") is executed as of the 1st day of May, 1996, by CARRINGTON LABORATORIES, INC., a Texas corporation ("Assignor") in favor of NATIONSBANK OF TEXAS, N.A., a national banking association ("Assignee").


                               R E C I T A L S:


       I     This Assignment is executed and delivered in connection with that certain Second Amendment to Credit Agreement and Term Note (the "Amendment") dated of even date herewith by and between Assignor and Assignee. Each capitalized term used herein but not defined herein shall have the meaning set forth in the Amendment.

      II. Assignor desires to establish with and assign to Assignee that certain Certificate of Deposit No. 428059 in the amount of $1,500,000.00 in the name of Assignor (as from time to time replaced or substituted, the "Certificate of Deposit"), as additional collateral for the Term Loan.

      NOW, THEREFORE, KNOW ALL PERSONS BY THESE PRESENTS: That, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereby agree as follows:

        1. Assignment; Security Interest; Setoff. (a) Assignor has PLEDGED, ASSIGNED, SET OVER AND TRANSFERRED, and by these presents does hereby PLEDGE, ASSIGN, SET OVER AND TRANSFER unto Assignee, and grants to Assignee a security interest in, the Certificate of Deposit, and any and all extensions, renewals, substitutions or replacements of such Certificate of Deposit, whether or not evidenced by a certificate of deposit or passbook, together with all of Assignor's right, title and interest in and to the Certificate of Deposit, all sums now or at any time hereafter on deposit therein, credited thereto or payable thereon including, without limitation, accrued interest, and all instruments, documents and other writings evidencing the Certificate of Deposit (collectively, the "Account").

             (b) This Assignment shall secure payment and performance of the Obligations, including, without limitation, all indebtedness and obligations of Assignor under (i) the Notes, (ii) the Credit Agreement,
   (iii) the Mortgages, (iv) any and all other Loan Documents, and (v) all renewals, extensions, modifications and rearrangements of the Notes, the Credit Agreement, the Mortgages or any such other Loan Documents and any and all agreements or promissory notes made or given in modification, renewal, extension, rearrangement or replacement thereof.

             (c) In addition to the security interest granted in this Assignment, the right of setoff is hereby expressly granted with respect to and shall apply to amounts on deposit in the Account. Assignee shall have absolute and exclusive control and dominion over the Account and all funds therein. Notwithstanding the foregoing, any release of funds from the

   Account shall not impair or affect the assignment, security interest, setoff rights or other rights and remedies of Assignee hereunder or under the other Loan Documents. All rights, titles, interests, liens and remedies of Assignee under this Section are cumulative of each other and of every other right, title, interest, lien or remedy which Assignee may otherwise have hereunder or under any other Loan Document, or at law or in equity (including, without limitation, the rights of setoff of Assignee with respect to the funds in the Account) or under any other contract or other writing for the enforcement of the assignment and security interest herein or the collection of the Obligations, and the exercise of one or more rights or remedies shall not prejudice, waive or impair the concurrent or subsequent exercise of other rights or remedies. Assignor shall execute and deliver to Assignee such financing statements and other instruments, documents and agreements as Assignee shall request with respect to the assignment of and security interest in the Account herein granted, and Assignee shall be entitled to file of record any such financing statements.

       2.   Representations, Warranties, Covenants and Agreements of Assignor.

             (a) Assignor represents and warrants that: (i) Assignor is the owner of the Account and has authority to execute and deliver this Assignment; (ii) except for any financing statement that may have been filed by Assignee, no financing statement covering the Account, or any part thereof, has been filed with any filing officer; (iii) no other pledge, assignment or security agreement has been executed with respect to the Account; and (iv) the Account is not subject to any liens (including, without limitation, tax liens) or offsets of any person, firm or corporation other than Assignee.

             (b) So long as the Obligation or any part thereof remains unpaid, Assignor covenants and agrees to: (i) deliver to Assignee any and all documents evidencing the Account, and any replacements or substitutions thereof; (ii) from time to time promptly execute and deliver to Assignee all such other assignments, certificates, instruments, passbooks, supplemental writings and financing statements and do all other acts or things as Assignee may reasonably request in order to more fully evidence and perfect the security interest herein created; (iii) promptly furnish Assignee with any information or writings that Assignee may reasonably request concerning the Account; (iv) promptly notify Assignee of any change in any fact or circumstance warranted or represented by Assignor herein or in any other writing furnished by Assignor to Assignee in connection with the Account or the Obligation; (v) promptly notify Assignee of any claim, action or proceeding affecting title to the Account, or any part thereof, or the security interest herein, and, at the request of Assignee, appear in and defend any such action or proceeding; and (vi) pay to Assignee the amount of any court costs and reasonable attorneys' fees assessed by a court and incurred by Assignee following default hereunder. Assignor covenants and agrees that without the prior written consent of Assignee, Assignor will not: (A) create any other security interest in, mortgage, or otherwise encumber, or assign the Account, or any part thereof, or permit the same to be or become subject to any lien, attachment, execution, sequestration, other legal or equitable process, or any encumbrance of any kind or character, except the lien herein created; or (B) make or allow to be made any withdrawal of funds from the Account. Should any funds payable with respect to the Account be received by Assignor, they shall immediately upon such receipt become subject to the lien hereof and while in the hands of Assignor be segregated from all other funds of Assignor and be held in trust for Assignee. Assignor shall have absolutely no dominion or control over such funds except to immediately pay them into the Account.

      (C) Assignor hereby constitutes and appoints Assignee the true and lawful attorney of Assignor, with full power of substitution, to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all amounts which may be or become due or payable under the Account, to execute any and all withdrawal receipts or other orders for the payment of money drawn on the Account and to endorse the name of the undersigned on all commercial paper given in payment or in part payment thereof, and in its discretion to file any claim or take any other action or proceeding, either in its own name or in the name of Assignor or otherwise, which Assignee may deem necessary or appropriate to protect and preserve the right, title and interest of Assignee hereunder, and without limiting the foregoing Assignee shall have and is hereby given full power and authority to transfer the Account into the name of Assignee or its nominee.

       3. Remedies. (a) Upon the occurrence of an Event of Default, Assignee, in addition to any other remedies it may have under the Loan Documents, at law or in equity, may require all or any portion of the unpaid balance of the Obligation immediately due and payable and may demand payment of all or any portion thereof from the funds in or credited to the Account. Upon written demand from Assignee following any such Event of Default, the depository of the Account is hereby authorized and directed by Assignor to make payment directly to Assignee of the funds in or credited to the Account, or such part thereof as Assignee may request, and such depository shall be fully protected in relying upon the written statement of Assignee that the Account is at the time of such demand assigned hereunder and that Assignee is entitled to payment of the Obligation therefrom; provided that no such written demand shall be necessary if Assignee is the depository of the Account. Assignee's receipt for sums paid it pursuant to such demand shall be a full and complete release, discharge and acquittance to the depository making such payment to the extent of the amount so paid. Assignor hereby authorizes Assignee upon the occurrence of an Event of Default and so long as any part of the Obligation remains unpaid, (i) to withdraw, collect and receipt for any and all funds on deposit in or payable on the Account; (ii) on behalf of Assignor to endorse the name of Assignor upon any checks, drafts or other instruments payable to Assignor evidencing payment on the Account; (iii) to surrender or present for notation of withdrawal the passbook, certificate or other instruments or documents issued to Assignor in connection with the Account, all such documents and instruments to be issued to and retained in the possession of Assignee; and (iv) to apply the funds in the Account to the
   Obligations.   Assignee shall not be liable for any loss of interest on or any penalty or charge assessed by the depository institution against funds in, payable on or credited to the Account as a result of Assignee's exercising any of its rights or remedies under this Assignment.

             (b) Assignee shall be entitled to apply any and all funds received by it hereunder toward payment of the Obligation in such order and manner as Assignee, in its sole and absolute discretion, may elect. If such funds are not sufficient to pay the Obligation in full, Assignor shall remain liable for any deficiency.

             (c) All rights, titles, interests, liens and remedies of Assignee hereunder are cumulative of each other and of every other right, title, interest, lien or remedy which Assignee may otherwise have under the Loan Documents or at law or in equity (including, without limitation, any right of setoff Assignee may have with respect to the funds in the Account) or under any other contract or other writing for the enforcement of the security interest granted herein or the collection of the Obligation, and the exercise of one or more rights or remedies shall not prejudice, waive or impair the concurrent or subsequent exercise of other rights or remedies. Should Assignor have heretofore executed or hereafter execute any other security agreement in favor of Assignee, the security interest therein created and all other rights, powers and privileges vested in Assignee by the terms thereof shall exist concurrently with the security interest created herein.

       4. Miscellaneous. (a) Assignee shall never be liable for its failure to use due diligence in the collection of the Obligation, or any part thereof, or for its failure to give notice to Assignor of default in the payment of the Obligation, or any part thereof, or in the payment of or upon any security, whether pledged hereunder or otherwise.

             (b) Should any other person have heretofore executed or hereafter execute, in favor of Assignee, any deed of trust, mortgage or security agreement, or have heretofore pledged or hereafter pledge any other property to secure the payment of the Obligation, or any part thereof, the exercise by Assignee of any right or power conferred upon it in any such instrument, or by any such pledge, shall be wholly discretionary with it, and the exercise or failure to exercise any such right or power shall not impair or diminish Assignee's rights, titles, interests, liens and powers existing hereunder.

             (c) Should any part of the Obligation be payable in installments, the acceptance by Assignee at any time and from time to time of part payment of the aggregate amount of all installments then matured shall not be deemed to be a waiver of the default then existing. No waiver by Assignee of any default shall be deemed to be a waiver of any other subsequent default, nor shall any such waiver by Assignee be deemed to be a continuing waiver. No delay or omission by Assignee in exercising any right or power hereunder, or under any other Loan Documents shall impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such right or power preclude other or further exercise thereof, or the exercise of any other right or power of Assignee hereunder or under such other writings.

             (d) It is the intent of Assignor and Assignee and all other parties to the Loan Documents to conform to and contract in strict compliance with applicable usury law from time to time in effect. All agreements between Assignor and Assignee (or any other party liable with respect to the Obligation) are hereby limited by the provisions of this Section which shall override and control all such agreements, whether now existing or hereafter arising and whether written or oral (however, reference to the term "oral" shall not be construed to modify or negate any provisions hereof or of any other Loan Document regarding the absence or ineffectiveness of oral agreements). In no way, nor in any event or contingency (including but not limited to prepayment, default, demand for payment, or acceleration of the maturity of any obligation), shall the interest taken, reserved, contracted for, charged or received under this Assignment, the Mortgages, the Notes, or otherwise, exceed the maximum amount permissible under applicable law. If, from any possible construction of any document, interest would otherwise be payable in excess of the maximum lawful amount, any such construction shall be subject to the provisions of this Section and such document shall be automatically reformed and the interest payable shall be automatically reduced to the maximum amount permitted under applicable law, without the necessity of execution of any amendment or new document. If Assignee shall ever receive anything of value which is characterized as interest under applicable law and which would apart from this provision be in excess of the maximum lawful amount, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the Obligation in the inverse order of its maturity and not to the payment of interest, or refunded to Assignor or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal. The right to accelerate maturity of the Notes or any other Obligation does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Assignee does not intend to charge or receive any unearned interest in the event of acceleration. All interest paid or agreed to be paid to Assignee shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such Obligation, so that the amount of interest on account of such Obligation does not exceed the maximum permitted by applicable law. As used in this Section, the term "applicable law" shall mean the laws of the State of Texas or the federal laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

             (e) This Assignment may not be amended, revised, waived, discharged, released or terminated orally, but only by a written instrument or instruments executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination that is not so documented shall not be effective as to any party.

             (f) This Assignment shall be binding on Assignor and Assignor's legal representatives, successors and assigns, and shall inure to the benefit of Assignee and its legal representatives, successors and assigns.

             (g) This Assignment (together with the other Loan Documents) contains the entire agreement between the parties relating to the subject matter hereof and supersedes any and all prior agreements relative thereto that are not contained herein or therein.

             THIS WRITTEN ASSIGNMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         ASSIGNOR ACKNOWLEDGES RECEIPT OF A COPY OF THIS ASSIGNMENT.


         EXECUTED by Assignor on the date above written.


                                 ASSIGNOR:

                                 CARRINGTON LABORATORIES, INC.,
                                 a Texas corporation


                                 By:
                                    -----------------------------------

                                 Name:
                                      ---------------------------------

                                 Title:
                                       --------------------------------



                                 ASSIGNEE:
                                          -----------------------------

                                 NATIONSBANK OF TEXAS, N.A.,
                                 a national banking association


                                 By:
                                    -----------------------------------
                                     Rachel Johnston, Vice President